Income taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure
Income Taxes

Note 37 – Income taxes

The components of income tax expense for the years ended December 31, are summarized in the following table.

(In thousands)	2018	2017	2016
Current income tax expense:
Puerto Rico	$126,700	$17,356	$11,031
Federal and States	6,841	6,046	7,059
Subtotal	133,541	23,402	18,090
Deferred income tax expense (benefit):
Puerto Rico	(62,601)	31,132	36,423
Federal and States	20,953	7,938	24,271
Adjustment for enacted changes in income tax laws	27,686	168,358	-
Subtotal	(13,962)	207,428	60,694
Total income tax expense	$119,579	$230,830	$78,784

The reasons for the difference between the income tax expense applicable to income before provision for income taxes and the amount computed by applying the statutory tax rate in Puerto Rico were as follows:

	2018		2017		2016
(In thousands)	Amount	% of pre-tax income	Amount	% of pre-tax income	Amount	% of pre-tax income
Computed income tax at statutory rates	$287,717	39%	$132,020	39%	$114,792	39%
Benefit of net tax exempt interest income	(97,199)	(13)	(76,815)	(23)	(63,053)	(22)
Effect of income subject to preferential tax rate[1]	(111,738)	(15)	(13,104)	(4)	11,155	4
Deferred tax asset valuation allowance	27,336	4	20,882	6	16,585	6
Difference in tax rates due to multiple jurisdictions	(16,324)	(3)	(2,217)	(1)	(4,092)	(1)
Adjustment in net deferred tax due to change in tax law	27,686	4	168,358	50	-	-
Unrecognized tax benefits	(1,621)	-	(1,185)	-	(4,442)	(2)
State and local taxes	8,772	1	4,123	1	9,081	3
Others	(5,050)	(1)	(1,232)	-	(1,242)	-
Income tax expense	$119,579	16%	$230,830	68%	$78,784	27%
[1] For the year ended December 31,2018, includes the impact of the Tax Closing Agreement entered into in connection with the Westernbank FDIC-assisted Transaction.

Income tax expense of $119.6 million for the year ended December 31, 2018 reflects the impact of the Termination Agreement with the FDIC. In June 2012, the Puerto Rico Department of the Treasury and the Corporation entered into a Tax Closing Agreement (the “Tax Closing Agreement”) to clarify the tax treatment related to the loans acquired in the FDIC Transaction in accordance with the provisions of the Puerto Rico Tax Code. The Tax Closing Agreement provides that these loans are capital assets and any principal amount collected in excess of the amount paid for such loans will be taxed as a capital gain. The Tax Closing Agreement further provides that the Corporation’s tax liability upon the termination of the Shared-Loss Agreements be calculated based on the “deemed sale” of the underlying loans. As a result, in connection with the Termination Agreement with the FDIC, the Corporation recognized an additional income tax expense of $49.8 million associated with the “deemed sale” incremental tax liability at the capital gains rate per the Tax Closing Agreement. In addition, the Corporation recognized an income tax benefit of $158.7 million related to the increase in deferred tax assets due to increase in the tax basis of the loans as a result of the “deemed sale” for a net tax benefit of $108.9 million. Also, the Corporation recorded an income tax expense of $45.0 million related to the gain resulting from the Termination Agreement, mainly related to the reversal of net deferred tax liability of the true-up payment obligation and the FDIC Loss Share Asset.

On December 10, 2018, the Governor of Puerto Rico signed into law Act No. 257 of 2018, which amended the Puerto Rico Internal Revenue Code to, among other things, reduce the Puerto Rico corporate income tax rate from 39% to 37.5%. The Corporation recognized $27.7 million of income tax expense as a result of a reduction in the Corporation’s net deferred tax asset related to its Puerto Rico operations, due to aforementioned reduction in tax rate at which it expects to realize the benefit of the deferred tax asset.

On December 22, 2017, the President of the United States signed into law the “Tax Cuts and Job Acts” (the “Act”), which resulted in a reduction in the U.S. operations net deferred tax asset with a corresponding charge to income tax expense of $168.4 million primarily for a reduction in the marginal corporate income tax rate. Among the most significant provisions of the 2017 Federal Tax Reform was the reduction of the U.S. federal income tax rate from a maximum rate of 35% to a single tax rate of 21%. The Corporation has completed its evaluation of the impact of the Act and has recorded all of the corresponding adjustments.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Significant components of the Corporation’s deferred tax assets and liabilities at December 31 were as follows:

	December 31, 2018
(In thousands)	PR	US	Total
Deferred tax assets:
Tax credits available for carryforward	$15,900	$7,757	$23,657
Net operating loss and other carryforward available	116,154	720,933	837,087
Postretirement and pension benefits	83,390	-	83,390
Deferred loan origination fees	3,216	(1,280)	1,936
Allowance for loan losses	516,643	18,612	535,255
Deferred gains	-	2,551	2,551
Accelerated depreciation	1,963	5,786	7,749
FDIC-assisted transaction	95,851	-	95,851
Intercompany deferred (loss) gains	1,518	-	1,518
Difference in outside basis from pass-through entities	20,209	-	20,209
Other temporary differences	24,957	7,522	32,479
Total gross deferred tax assets	879,801	761,881	1,641,682
Deferred tax liabilities:
Indefinite-lived intangibles	34,081	39,597	73,678
Unrealized net gain (loss) on trading and available-for-sale securities	23,823	(12,783)	11,040
Other temporary differences	10,579	1,109	11,688
Total gross deferred tax liabilities	68,483	27,923	96,406
Valuation allowance	89,852	406,455	496,307
Net deferred tax asset	$721,466	$327,503	$1,048,969

	December 31, 2017
(In thousands)	PR	US	Total
Deferred tax assets:
Tax credits available for carryforward	$16,069	$7,979	$24,048
Net operating loss and other carryforward available	115,512	708,158	823,670
Postretirement and pension benefits	85,488	-	85,488
Deferred loan origination fees	3,669	958	4,627
Allowance for loan losses	603,462	20,708	624,170
Deferred gains	-	2,670	2,670
Accelerated depreciation	1,300	7,083	8,383
Intercompany deferred (loss) gains	224	-	224
Difference in outside basis from pass-through entities	30,424	-	30,424
Other temporary differences	25,084	6,901	31,985
Total gross deferred tax assets	881,232	754,457	1,635,689
Deferred tax liabilities:
FDIC-assisted transaction	60,402	-	60,402
Indefinite-lived intangibles	31,973	33,009	64,982
Unrealized net gain (loss) on trading and available-for-sale securities	26,364	(7,961)	18,403
Other temporary differences	9,876	386	10,262
Total gross deferred tax liabilities	128,615	25,434	154,049
Valuation allowance	67,263	380,561	447,824
Net deferred tax asset	$685,354	$348,462	$1,033,816

The net deferred tax asset shown in the table above at December 31, 2018 is reflected in the consolidated statements of financial condition as $1.0 billion in net deferred tax assets (in the “other assets” caption) (2017 - $1.0 billion in deferred tax asset in the “other assets” caption) and $926 thousands in deferred tax liabilities (in the “other liabilities” caption) (2017 - $1.3 million in deferred tax liabilities in the “other liabilities” caption), reflecting the aggregate deferred tax assets or liabilities of individual tax-paying subsidiaries of the Corporation.

Included as part of the other carryforwards available are $42.2 million related to contributions to BPPR’s qualified pension plan that have no expiration date. Additionally, the deferred tax asset related to the NOLs outstanding at December 31, 2018 expires as follows:

(In thousands)
2019	$662
2024	10,125
2025	13,516
2026	11,126
2027	29,021
2028	327,166
2029	99,182
2030	105,048
2031	94,434
2032	16,694
2033	96
2034	78,632
2037	7,489
2038	1,642
$794,833

A deferred tax asset should be reduced by a valuation allowance if based on the weight of all available evidence, it is more likely than not (a likelihood of more than 50%) that some portion or the entire deferred tax asset will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount that is more likely than not to be realized. At December 31, 2018 the net deferred tax asset of the U.S. operations amounted to $734 million with a valuation allowance of approximately $406 million, for a net deferred tax asset after valuation allowance of approximately $328 million. As of December 31, 2018, after weighting all positive and negative evidence, the Corporation concluded that it is more likely than not that approximately $328 million of the deferred tax asset from the U.S. operations, comprised mainly of net operating losses, will be realized. The Corporation based this determination on its estimated earnings available to realize the deferred tax asset for the remaining carryforward period, together with the historical level of book income adjusted by permanent differences. Management will continue to evaluate the realization of the deferred tax asset each quarter and adjust as any changes arise.

At December 31, 2018, the Corporation’s net deferred tax assets related to its Puerto Rico operations amounted to $721 million.

The Corporation’s Puerto Rico Banking operation is not in a cumulative loss position and has sustained profitability for the three year period ended December 31, 2018. This is considered a strong piece of objectively verifiable positive evidence that out weights any negative evidence considered by management in the evaluation of the realization of the deferred tax asset. Based on this evidence and management’s estimate of future taxable income, the Corporation has concluded that it is more likely than not that such net deferred tax asset of the Puerto Rico Banking operations will be realized.

The Holding Company operation is in a cumulative loss position, taking into account taxable income exclusive of reversing temporary differences, for the three years period ending December 31, 2018. Management expect these losses will be a trend in future years. This objectively verifiable negative evidence is considered by management a strong negative evidence that will suggest that income in future years will be insufficient to support the realization of all deferred tax asset. After weighting of all positive and negative evidence management concluded, as of the reporting date, that it is more likely than not that the Holding Company will not be able to realize any portion of the deferred tax assets, considering the criteria of ASC Topic 740. Accordingly, the Corporation has maintained a full valuation allowance on the deferred tax asset of $90 million as of December 2018.

Under the Puerto Rico Internal Revenue Code, the Corporation and its subsidiaries are treated as separate taxable entities and are not entitled to file consolidated tax returns. However, certain subsidiaries that are organized as limited liability companies with a partnership election are treated as pass-through entities for Puerto Rico tax purposes. The Code provides a dividends-received deduction of 100% on dividends received from “controlled” subsidiaries subject to taxation in Puerto Rico and 85% on dividends received from other taxable domestic corporations.

The Corporation’s subsidiaries in the United States file a consolidated federal income tax return. The intercompany settlement of taxes paid is based on tax sharing agreements which generally allocate taxes to each entity based on a separate return basis.

The following table presents a reconciliation of unrecognized tax benefits.

(In millions)
Balance at January 1, 2017	$7.4
Additions for tax positions related to 2017	1.1
Reduction as a result of lapse of statute of limitations	(0.9)
Reduction as a result of settlements	(0.3)
Balance at December 31, 2017	$7.3
Additions for tax positions related to 2018	1.1
Reduction as a result of lapse of statute of limitations	(1.2)
Balance at December 31, 2018	$7.2

At December 31, 2018, the total amount of interest recognized in the statement of financial condition approximated $2.8 million (2017 - $2.7 million). The total interest expense recognized during 2018 was $615 thousand net of the reduction of $483 thousand due to the expiration of the statute of limitations (2017 - $598 thousand). Management determined that, as of December 31, 2018 and 2017, there was no need to accrue for the payment of penalties. The Corporation’s policy is to report interest related to unrecognized tax benefits in income tax expense, while the penalties, if any, are reported in other operating expenses in the consolidated statements of operations.

After consideration of the effect on U.S. federal tax of unrecognized U.S. state tax benefits, the total amount of unrecognized tax benefits, including U.S. and Puerto Rico that, if recognized, would affect the Corporation’s effective tax rate, was approximately $9.0 million at December 31, 2018 (2017 - $9.0 million).

The amount of unrecognized tax benefits may increase or decrease in the future for various reasons including adding amounts for current tax year positions, expiration of open income tax returns due to the statute of limitations, changes in management’s judgment about the level of uncertainty, status of examinations, litigation and legislative activity, and the addition or elimination of uncertain tax positions.

The Corporation and its subsidiaries file income tax returns in Puerto Rico, the U.S. federal jurisdiction, various U.S. states and political subdivisions, and foreign jurisdictions. As of December 31, 2018, the following years remain subject to examination in the U.S. Federal jurisdiction – 2015 and thereafter and in the Puerto Rico jurisdiction – 2014 and thereafter. The Corporation anticipates a reduction in the total amount of unrecognized tax benefits within the next 12 months, which could amount to approximately $4.7 million.